UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2005

TOWER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	000-25287	35-2051170
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

116 East Berry Street, Fort Wayne, Indiana 46802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (260) 427-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)
On August 24, 2005, Larry Smith, a Director of Tower Financial Corporation (the "Company"), tendered a letter of resignation resigning from the Board of Directors of the Company. In his letter, Mr. Smith stated that he was resigning from the Board due to conflicts with his business and personal schedules, which prohibited him from continuing as a Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2005

TOWER FINANCIAL CORPORATION

By:	/s/ Donald F. Schenkel
Donald F. Schenkel, Chairman of the Board,
President, and Chief Executive Officer